UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DELTA AIR LINES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 25, 2015. Meeting Information DELTA AIR LINES, INC. Meeting Type: Annual Meeting For holders as of: May 1, 2015 Date: June 25, 2015 Time: 7:30 a.m., EDT Location: Offices of Cravath, Swaine & Moore LLP 825 Eighth Avenue New York, NY 10019 You are receiving this communication because you hold shares in the company named above. Delta air lines, inc. 1030 Delta BlVD. This is not a ballot. You cannot use this notice to vote these Department 829 atlanta, ga 30354-1989 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P66210 proxy See the materials reverse and side voting of this instructions notice to obtain . M90703—

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING PROXY STATEMENT ANNUAL REPORT ON FORM 10-K FORTHE YEAR ENDED DECEMBER 31, 2014 How to View Online: Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special P66210 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the —box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. M90704 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

**Voting Items**

**The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.**

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES:

1. **Election of Nominees for Director:**

   1a. Richard H. Anderson

   1b. Edward H. Bastian

   1c. Francis S. Blake

   1d. Roy J. Bostock

   1e. John S. Brinzo

   1f. Daniel A. Carp

   1g. David G. DeWalt

   1h. Thomas E. Donilon

   1i. William H. Easter III

   1j. Mickey P. Foret

   1k. Shirley C. Franklin

   1l. David R. Goode

   1m. George N. Mattson

   1n. Douglas R. Ralph

   1o. Sergio A.L. Rial

   1p. Kenneth B. Woodrow

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

2. To approve, on an advisory basis, the compensation of Delta's named executive officers.

3. To ratify the appointment of Ernst & Young LLP as Delta's independent auditors for the year ending December 31, 2015.

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 4.

4. A stockholder proposal for senior executives to retain significant stock.

M90705-P66210